EXHIBIT 99.1

                           JOINT FILING AGREEMENT


Each of the undersigned hereby agrees as follows:

            (i) Each of the undersigned is individually eligible to use the
Schedule 13D or Schedule 13G to which this Exhibit is attached, and such
Schedule is filed on behalf of each of them; and

            (ii) Only one statement containing the information required by such Schedule or any amendment thereof need be filed on behalf of the undersigned with respect to the beneficial ownership of any equity securities of Dobson Communications Corporation, an Oklahoma corporation ("Dobson"), or any subsequent acquisitions or dispositions of equity securities of Dobson by any of the undersigned. Each of the undersigned is responsible for the timely filing of such Schedule and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them are responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

            This Joint Filing Agreement may be executed in counterparts.


Dated:  February 12, 2001         J.W. CHILDS EQUITY PARTNERS II, L.P.
                                         by its general partner

                                  J.W. CHILDS ADVISORS II, L.P.
                                         by its general partner

                                  J.W. CHILDS ASSOCIATES, L.P.
                                         by its general partner

                                  J.W. CHILDS ASSOCIATES, INC.


                                  By: /s/ Dana L. Schmaltz
                                     --------------------------------------
                                  Name:  Dana L. Schmaltz
                                  Title: Vice President


                                  J.W. CHILDS ADVISORS II, L.P.
                                         by its general partner

                                  J.W. CHILDS ASSOCIATES, L.P.
                                         by its general partner

                                  J.W. CHILDS ASSOCIATES, INC.


                                  By: /s/ Dana L. Schmaltz
                                     --------------------------------------
                                  Name:  Dana L. Schmaltz
                                  Title: Vice President


                                  J.W. CHILDS ASSOCIATES, L.P.
                                         by its general partner

                                  J.W. CHILDS ASSOCIATES, INC.


                                  By: /s/ Dana L. Schmaltz
                                     --------------------------------------
                                  Name:  Dana L. Schmaltz
                                  Title: Vice President


                                  J.W. CHILDS ASSOCIATES, INC.


                                  By: /s/ Dana L. Schmaltz
                                     --------------------------------------
                                  Name:  Dana L. Schmaltz
                                  Title: Vice President


                                  BOCK FAMILY TRUST


                                  By: /s/ John V. Bock, Jr.
                                     --------------------------------------
                                  Name:  John V. Bock, Jr.
                                  Title: Trustee


                                  /s/ John W. Childs
                                  -----------------------------------------
                                  John W. Childs


                                  /s/ Richard S. Childs
                                  -----------------------------------------
                                  Richard S. Childs


                                  /s/ James E. Childs
                                  -----------------------------------------
                                  James E. Childs


                                  /s/ Samuel A. Anderson
                                  -----------------------------------------
                                  Samuel A. Anderson


                                  /s/ Timothy J. Healy
                                  -----------------------------------------
                                  Timothy J. Healy


                                  /s/ Glenn A. Hopkins
                                  -----------------------------------------
                                  Glenn A. Hopkins


                                  /s/ Jerry D. Horn
                                  -----------------------------------------
                                  Jerry D. Horn


                                  /s/ B. Lane MacDonald
                                  -----------------------------------------
                                  B. Lane MacDonald


                                  /s/ Raymond B. Rudy
                                  -----------------------------------------
                                  Raymond B. Rudy


                                  /s/ Dana L. Schmaltz
                                  -----------------------------------------
                                  Dana L. Schmaltz


                                  CHECHESSE CREEK TRUST


                                  By: /s/ Dana L. Schmaltz
                                     --------------------------------------
                                  Name:  Dana L. Schmaltz
                                  Title: Trustee


                                  /s/ Steven G. Segal
                                  -----------------------------------------
                                  Steven G. Segal


                                  SGS 1995 FAMILY LIMITED PARTNERSHIP


                                  By: /s/ Steven G. Segal
                                     --------------------------------------
                                  Name:  Steven G. Segal
                                  Title: General Partner


                                  STEVEN G. SEGAL 1995 IRREVOCABLE TRUST


                                  By: /s/ Sheldon Segal
                                     --------------------------------------
                                  Name:  Sheldon Segal
                                  Title: Trustee


                                  SGS-III FAMILY LIMITED PARTNERSHIP


                                  By: /s/ Steven G. Segal
                                     --------------------------------------
                                  Name:  Steven G. Segal
                                  Title: General Partner


                                  /s/ Adam L. Suttin
                                  -----------------------------------------
                                  Adam L. Suttin


                                  ADAM L. SUTTIN IRREVOCABLE FAMILY TRUST


                                  By: /s/ Hope Suttin
                                     --------------------------------------
                                  Name:  Hope Suttin
                                  Title: Trustee


                                  SUTTIN FAMILY TRUST II


                                  By: /s/ Adam Suttin
                                     --------------------------------------
                                  Name:  Adam Suttin
                                  Title: Trustee


                                  EUGENE N. SUTTIN IRA


                                  By: /s/ Samuel A. Katz
                                     --------------------------------------
                                  Name:  Samuel A. Katz
                                  Title: Vice President, Northern Trust
                                         Bank of Florida, N.A. as Trustee
                                         of the Eugene Suttin self directed
                                         IRA.


                                  /s/ Edward D. Yun
                                  -----------------------------------------
                                  Edward D. Yun


                                  YUN FAMILY TRUST


                                  By: /s/ Edward D. Yun
                                     --------------------------------------
                                  Name:  Edward D. Yun
                                  Title: Trustee


                                  /s/ Bob Elman
                                  -----------------------------------------
                                  Bob Elman


                                  /s/ Edwin J. Kozlowski
                                  -----------------------------------------
                                  Edwin J. Kozlowski


                                  /s/ James D. Murphy
                                  -----------------------------------------
                                  James D. Murphy


                                  REBACLIFF, BAKER & DOBBS, LLC


                                  By: /s/ Michael A. Smart
                                     --------------------------------------
                                  Name:  Michael A. Smart
                                  Title: Member


                                  /s/ Benno C. Schmidt
                                  -----------------------------------------
                                  Benno C. Schmidt


                                  /s/ Mario Soussou
                                  -----------------------------------------
                                  Mario Soussou


                                  /s/ Bill Watts
                                  -----------------------------------------
                                  Bill Watts


                                  OFS INVESTMENT PARTNERS II


                                  By: /s/ Allan A. Dowds
                                     --------------------------------------
                                  Name:  Allan A. Dowds
                                  Title: Administrative General Partner